UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA, RIVERSIDE DIVISION

In Re:	CHAPTER 11 (BUSINESS)

Vineyard National Bancorp	Case Number:	09-26401-RN
	Operating Report Number:	13
Debtor(s).	For the Month Ending:	Jul-10

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		2,046,384.51

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		948,450.44

3. BEGINNING BALANCE:		1,097,934.07

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing
Accounts Receivable - Pre-filing
General Sales
Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		0.00

5. BALANCE:		1,097,934.07

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	31,424.00
Disbursements (from page 2)	93,181.30

TOTAL DISBURSEMENTS THIS PERIOD:		124,605.30

7. ENDING BALANCE:		973,328.77

8. General Account Number(s):	XXXXXX

Depository Name & Location:	Commerce National Bank
	4040 MacArthur Blvd, Suite 100
	Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
7/2/2010	1105	Mini U Storage	Storage Rental - Jul-2010		150.00	150.00
7/2/2010	1106	Landau & Berger	Bankruptcy Counsel		42,190.69	42,190.69
7/8/2010	1107	Christopher Damore	Controller Fees Jun-2010		576.42	576.42
7/8/2010	1108	ComputerShare	Transfer Agent		986.37	986.37
7/13/2010	1109	Winston & Strawn	Credit's Committee Counsel		25,677.91	25,677.91
7/14/2010	1110	Vintage Filings	8k Filing		299.00	299.00
7/14/2010	1111	Office of US Trustee	Quarterly Fees		1,625.00	1,625.00
7/19/2010	1112	Office Depot	Office Supplies		43.46	43.46
7/20/2010	1113	Fed-Ex Kinkos	Copying & Mailing		74.09	74.09
7/24/2010	1114	Donald Pelgrim	Copying & Mailing		32.69	32.69
7/26/2010	1115	Winston & Strawn	Credit's Committee Counsel		19,534.06	19,534.06
7/26/2010	1116	Fed-Ex Kinkos	Copying & Mailing		46.71	46.71
7/31/2010	1117	Premier Business Center	Office Rent Aug-2010		1,944.90	1,944.90
						-
7/2/2010	n/a	VNBC Payroll	Transfer to Payroll Account	10,778.00		10,778.00
7/16/2010	n/a	VNBC Payroll	Transfer to Payroll Account	10,323.00		10,323.00
7/30/2010	n/a	VNBC Payroll	Transfer to Payroll Account	10,323.00		10,323.00
						-
						-

		TOTAL DISBURSEMENTS THIS PERIOD:		31,424.00	93,181.30	124,605.30
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2010	Balance on Statement:	$995,384.15

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
1107	7/8/2010	576.42
1115	7/26/2010	19,534.06
1117	7/31/2010	1,944.90

TOTAL OUTSTANDING CHECKS:			22,055.38

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$973,328.77

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	291,076.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	277,622.24

3. BEGINNING BALANCE:	13,453.76

4. RECEIPTS DURING CURRENT PERIOD:	31,424.00
(Transferred from General Account)

5. BALANCE:	44,877.76

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***	28,105.07

7. ENDING BALANCE:	16,772.69

8. PAYROLL Account Number(s):	XXXXXX

Depository Name & Location:	Commerce National Bank
4040 MacArthur Blvd, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
7/12/2010	EFT	United States Treasury	Federal Payroll Taxes Jun-2010	4,844.19
7/12/2010	EFT	EDD	State Payroll Taxes Jun-2010	1,645.26
7/12/2010	EFT	EDD	State Payroll Taxes Jun-2010	18.16

7/2/2010	1057	Donald H. Pelgrim	Net Paycheck for 06/19/10-07/02/10	7,078.51
7/2/2010	1056	James G. LeSieur	Net Paycheck for 06/19/10-07/02/10	361.92
7/16/2010	1058	Donald H. Pelgrim	Net Paycheck for 07/03/10-07/16/10	7,078.52
7/30/2010	1059	Donald H. Pelgrim	Net Paycheck for 07/17/10-07/30/10	7,078.51

			TOTAL DISBURSEMENTS THIS PERIOD:	28,105.07

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2010	Balance on Statement:	$23,851.20

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
1059	7/30/2010	7,078.51

TOTAL OUTSTANDING CHECKS:			7,078.51

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$16,772.69

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	10,000.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	2,400.00

3. BEGINNING BALANCE:	7,600.00

4. RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)

5. BALANCE:	7,600.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7. ENDING BALANCE:	7,600.00

8. TAX Account Number(s):	XXXXXX

Depository Name & Location:	Commerce National Bank
4040 MacArthur Blvd, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2010	Balance on Statement:	$7,600.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$7,600.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

	General Account:	973,328.77
	Payroll Account:	16,772.69
	Tax Account:	7,600.00
*Other Accounts:

*Other Monies:
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:			997,701.46

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Premier Business Centers	Monthly*	1,944.00	0	0.00	Due on last day of each month
Mini U Storage	Monthly**	150.00	0	0.00	Due on 17th of each month

			TOTAL DUE:	0.00

*The monthly payment amount will fluctuate based on CAM charges, phone usage, secretarial support and related administrative charges.
** Storage unit rental increased to $150.00 per month from $139.00 per month.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	30,923.70

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	6,381.00	0.00
	State Withholding	2,497.26	0.00
	FICA- Employer's Share	472.99	0.00
	FICA- Employee's Share	473.00	0.00
	Federal Unemployment	71.29	0.00
	Sales and Use		0.00
	Real Property		0.00
Other:
	TOTAL:	9,895.54	0.00

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00	0.00	0.00
31 - 60 days	0.00	0.00	0.00
61 - 90 days	0.00	0.00	0.00
91 - 120 days	0.00	0.00	0.00
Over 120 days	0.00	0.00	0.00
TOTAL:	0.00	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability*	Scottsdale Insurance Co.	$2,000,000	2/1/2011	2/1/2011
Worker's Compensation*	State Compensation Insurance Fund	$1,000,000	2/1/2011	2/1/2011
Casualty	N/A
Vehicle	N/A
Others: Personal Property*	Scottsdale Insurance Co.	$100,000	2/1/2011	2/1/2011
Valuable Papers	Scottsdale Insurance Co.	$25,000	2/1/2011	2/1/2011

* The Package Policy (which includes general liability and personal property coverage) and the Workers Compensation are each paid in full and each expire on 2/1/2011.  With the exception of a 25% earned premium, taxes and brokerage fees, pro rata refunds of the premiums paid may be obtained if the insurance is no longer required.  Due to the Debtor's condition, it was required to obtain coverage through an out-of-state carrier and the California State Compensation Insurance Fund.

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2009	74,448.62	650.00	14-Oct-2009	650.00	0.00
31-Dec-2009	84,629.52	975.00	20-Jan-2010	975.00	0.00
31-Mar-2010	584,639.40	4,875.00	19-Apr-2010	4,875.00	0.00
30-Jun-2010	199,829.10	1,625.00	14-Jul-2010	1,625.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		8,125.00		8,125.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court.  Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
James G. LeSieur, III		$5,769.23 bi-weekly**	396.63
Donald H. Pelgrim, Jr.		$10,175.69 bi-weekly	30,527.07

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**  James LeSieur changed to a part time hourly basis effective 08/01/09. Mr. LeSieur's hourly rate, which is calculated based upon the above gross compensation amount for 20 hours per week, is $144.23/hour.

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
None

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue
Less: Returns/Discounts
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	25,637.55	291,502.42
Payroll - Other Employees
Payroll Taxes	398.11	20,429.32
Other Taxes (Itemize)
Depreciation and Amortization
Rent Expense - Real Property	2,052.96	28,900.04
Lease Expense - Personal Property
Insurance	483.18	2,899.08
Real Property Taxes
Telephone and Utilities
Repairs and Maintenance
Travel and Entertainment (Itemize)
Mileage & Parking	0.00	125.70
Miscellaneous Operating Expenses (Itemize)
Legal-Bankruptcy Counsel - Landau **	16,789.68	498,081.98
Legal-Special Counsel - Manatt**	20,369.72	226,912.16
Legal-Special Counsel - Winston & Strawn**	0.00	453,600.14
Other Professional Services	1,285.37	13,138.15
Other Professional Services-Accounting & Audit	0.00	1,450.00
Payroll/Independent Contractor/Controller Svcs*	892.50	14,108.75
U.S. Trustee Quarterly Fees	0.00	8,125.00
Postage & Courier expenses	0.00	1,409.49
Office Supplies	220.87	1,923.14
Total Operating Expenses	68,129.94	1,562,605.37

Net Gain/(Loss) from Operations	(68,129.94)	(1,562,605.37)

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)
Insurance Policy Refunds	0.00	12,921.60
ICBA Dividend	0.00	17,061.32
Total Non-Operating income	0.00	29,982.92

Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize)
Accounting Services
Other - State Income Taxes	0.00	2,400.00
Total Non-Operating Expenses	0.00	2,400.00

NET INCOME/(LOSS)	(68,129.94)	(1,535,022.45)

(Attach exhibit listing all itemizations required above)
*Payment to Chris Damore

** The information regarding fees and expenses accrued for legal services during the current month by Landau & Berger, LLP ("Landau") and Manatt, Phelps & Phillips, LLP (“Manatt”) is for informational purposes only.  In accordance with the Guidelines of the Office of the United States Trustee ("OUST") and the Bankruptcy Court's order approving their employment applications, Landau and Manatt have filed Professional Fee Statements for June 2010 and must wait for the time to object to expire before they may receive payment or draw down on the remaining retainer, respectively.  As of July 31, 2010, Winston & Strawn, LLP ("W&S") was paid through May 2010.  As of the date of this filing, in accordance with OUST Guidelines, W&S received payment in July 2010 for their May 2010 Professional Fee Statement.  Further, no fee statement was received from W&S for July 2010.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	997,701.46
Restricted Cash
Accounts Receivable
Inventory
Notes Receivable
Prepaid Expenses-Rent	1,944.90
Other (Itemize) see below
1 Deposit under Employment Contract (Glen Terry)*	42,689.96
2 Security Deposit	3,166.30
3 Prepaid ESOP Administration Fee**	0.00
4 Unamortized Issuance Costs - Subordinated Debt**	0.00
5 Unamortized Issuance Costs - Trust I**	0.00
6 Unamortized Issuance Costs - Trust II**	0.00
7 Unamortized Issuance Costs - Trust III**	0.00
8 Unamortized Issuance Costs - Trust IV**	0.00
9 Unamortized Issuance Costs - Trust V**	0.00
10 Unamortized Issuance Costs - Trust VI**	0.00
11 Unamortized Issuance Costs - Trust VII**	0.00
12 Unamortized Issuance Costs - Trust IX**	0.00
13 Prepaid Expense - Shareholder (Equilar) **	0.00
14 Retainer - Bankruptcy Counsel***	0.00
15 Retainer - Special Counsel***	67,003.84
16 Prepaid Insurance	2,899.00
Total Current Assets		1,115,405.46

Property, Plant, and Equipment
Accumulated Depreciation/Depletion
Net Property, Plant, and Equipment		0.00

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)	0.00
1 Investment in Bank****	0.00
2 Investment in Subsidiary-Trust I*****	0.00
3 Investment in Subsidiary-Trust II*****	0.00
4 Investment in Subsidiary-Trust III*****	0.00
5 Investment in Subsidiary-Trust IV*****	0.00
6 Investment in Subsidiary-Trust V*****	0.00
7 Investment in Subsidiary-Trust VI*****	0.00
8 Investment in Subsidiary-Trust VII*****	0.00
9 Investment in Subsidiary-Trust VIII*****	0.00
10 Investment in Subsidiary-Trust IX*****	0.00
11 Investment in Subsidiary-Trust XI*****	0.00
Total Other Assets		0.00

TOTAL ASSETS		1,115,405.46

LIABILITIES
Post-petition Liabilities:
Accounts Payable******	98,503.84
Taxes Payable
Notes Payable
Professional fees
Secured Debt
Other (Itemize)
1 Accrued payroll and related taxes	9,895.54
Total Post-petition Liabilities		108,399.38

Pre-petition Liabilities:
Secured Liabilities	50,990,454.22
Priority Liabilities
Unsecured Liabilities *******	130,517,492.08
Other (Itemize)
Total Pre-petition Liabilities		181,507,946.30

TOTAL LIABILITIES		181,616,345.68

EQUITY:
Pre-petition Owners’ Equity	(178,965,917.77)
Post-petition Profit/(Loss)******	(1,535,022.45)
Direct Charges to Equity
TOTAL EQUITY		(180,500,940.22)

TOTAL LIABILITIES & EQUITY		1,115,405.46
		(0.00)

* By Order entered on September 4, 2009, the Bankruptcy Court authorized the Debtor to transfer the $90,000 in funds currently held at City National Bank ("CNB") to the Debtor's Operating account. As the account was originally established in the name of Vineyard Bank, CNB has not authorized the transfer.  As approximately $47,310.04 certain insurance refunds paid to the Debtor are allocable to the FDIC, in January 2010 the Debtor and the FDIC have filed a Stipulation with the Court to offset that amount against the $90,000 owed to the Debtor, resulting to a payment to the Debtor of approximately $42,689.96.  Court approval of the Stipulation is pending.

** The unamortized costs associated with the original establishment of ESOP and issuance of securities were incurred at issuance but amortized over the anticipated life of the entities. The book value of these items as of the petition date was set forth in the July MOR. These costs have been written off as of the petition date and therefore are not repeated here.

*** See the double asterisk on Tab IX.

Prepaid Retainers for Bankruptcy Counsel and Special Counsel were adjusted downward by $12,985.02 and $6,084.00 respectively. The activity occurred pre-petition, hence the adjustment was made to the Pre-petition Owners' Equity account. As of the petition date, the prepaid legal retainers for Landau and Manatt respectively were $187, 014.98 and $293,916.

**** Vineyard Bank, the Debtor's wholly-owned subsidiary, was seized by Office of the Comptroller of the Currency on July 17, 2009; therefore, no value likely remains.

***** The value of Debtor's common security interests in each of the subsidiary trusts is unknown, but likely valueless.

The book value as of the petition date (as opposed to actual or recoverable value) is listed below:
	Book Value
2 Investment in Subsidiary-Trust I	400,534.49
3 Investment in Subsidiary-Trust II	166,405.84
4 Investment in Subsidiary-Trust III	331,613.24
5 Investment in Subsidiary-Trust IV	329,501.10
6 Investment in Subsidiary-Trust V	330,821.83
7 Investment in Subsidiary-Trust VI	395,663.43
8 Investment in Subsidiary-Trust VII	327,729.85
9 Investment in Subsidiary-Trust VIII	324,986.53
10 Investment in Subsidiary-Trust IX	483,483.02
11 Investment in Subsidiary-Trust XI	584,558.72
		3,675,298.05
****** Includes the following accruals:
Laundau & Berger	75,093.73
Winstron & Strawn	21,043.69
US Trustee	-
Christopher Damore (Controller Services)	916.42
Vivrinek, Trine, Day & Co.	1,450.00
Total Accounts Payable	98,503.84

******* Certain disputed claims listed on Schedule F are not included on the MOR Balance Sheet.

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	☒	☐

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
		☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
On August 6, 2010, the liquidating plan was confirmed; the Debtor is currently awaiting a formal order.

4.	Describe potential future developments which may have a significant impact on the case:

On December 21, 2009, the Official Committee of the Unsecured Creditors filed suit against certain directors and officers of the Debtor.  Further, recent changes in the tax rules permit a 5 year carry back of net operating losses, which may generate additional assets for the bankruptcy estate.  In connection with its filings in the case, among other things, the FDIC claims a super priority claim to certain assets of the estate.  If the FDIC's claim is successful, it will reduce or potentially eliminate any assets available for distribution to the general unsecured creditors.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	☒	☐

I,	James G. LeSieur, III, Chief Financial Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Page 16 of 16	Principal for debtor-in-possession